UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2011

INSPIRE PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-31577	04-3209022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8081 Arco Corporate Drive, Suite 400 Raleigh, NC	27617
(Address of principal executive offices)	(Zip code)

(919) 941-9777

(Registrant’s telephone number including area code)

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On April 5, 2011, Inspire Pharmaceuticals, Inc., a Delaware corporation (“Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Merck & Co., Inc., a New Jersey corporation (“Parent”) and Monarch Transaction Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof:

•

Purchaser will commence a tender offer (the “Offer”) no later than April 19, 2011 to acquire all of the outstanding shares of common stock, par value $0.001 per share, of the Company (“Company common stock”), including the associated preferred stock purchase rights (collectively, the “Shares”), at a purchase price of $5.00 per Share, net to the holder in cash, without interest (the “Offer Price”), subject to any required withholding of taxes; and

•

as soon as practicable after the consummation of the Offer and satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company (the “Merger”), and the Company will become a wholly-owned subsidiary of Parent. In the Merger, each share of Company common stock remaining outstanding following the consummation of the Offer, other than shares held by the Company or Parent or their respective subsidiaries, or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive cash in an amount equal to the Offer Price.

The board of directors of the Company has approved the Offer, the Merger and the Merger Agreement. This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this Current Report on Form 8-K are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the U.S. Securities and Exchange Commission. In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company.

The obligation of Purchaser to accept for payment and pay for the Shares validly tendered (and not properly withdrawn in the Offer) is subject to the satisfaction or, to the extent permitted by applicable law, waiver of a number of conditions set forth in the Merger Agreement, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. In addition, it is a condition to Purchaser’s obligation to accept for payment and pay for the Shares tendered in the Offer that the number of shares of Company common stock that have been validly tendered and not properly withdrawn, together with any shares of Company common stock beneficially owned by Parent or its subsidiaries, equals at least a majority of Company common stock outstanding on a fully-diluted basis (as determined in accordance with the Merger Agreement) immediately prior to the expiration of the Offer. Neither the Offer nor the Merger is subject to a financing condition.

The closing of the Merger is subject to customary closing conditions. The parties have agreed that if, following completion of the Offer, Parent, Purchaser and any other subsidiary of Parent collectively own at least 90% of the outstanding shares of Company common stock, the Merger will be completed without a meeting of the Company’s stockholders, pursuant to Delaware’s “short-form” merger statute.

Following the completion of the Offer, pursuant to the Merger Agreement and subject to applicable law, the Company has granted to Purchaser an option (the “Top-Up Option”) to purchase that number of shares of Company common stock that, when added to the aggregate number of shares of Company common stock owned by Parent, Purchaser and any other subsidiary of Parent, shall constitute 5,000 shares more than 90% of the shares of Company common stock outstanding after such exercise. Pursuant to the Merger Agreement and subject to applicable law, Purchaser is required to exercise the Top-Up Option if the shares issued pursuant to the Top-Up Option will enable Purchaser to own at least 5,000 shares more than 90% of the issued and outstanding shares of Company common stock after giving effect to such exercise. In no event will the Top-Up Option be exercisable for a number of shares in excess of the total number of the then authorized but unissued shares of Company common stock. Based on the number of shares of Company common stock outstanding as of the date of the Merger Agreement, Merger Sub would be required to exercise the Top-Up Option if approximately 76% or more of the outstanding shares of Company common stock are tendered into the Offer, and all other conditions to the Offer have been satisfied or waived. The per share exercise price of the Top-Up Option is equal to the Offer Price. The closing of the Top-Up Option is subject to customary conditions. The Top-Up Option terminates concurrently with any termination of the Merger Agreement.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Purchaser made solely for the benefit of the parties to the Merger Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the contract among the Company, Purchaser and Parent and may be subject to important qualifications and limitations agreed to by the Company, Purchaser and Parent in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk among the Company, Purchaser and Parent rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants in the Merger Agreement or any description thereof as characterizations of the actual state of facts of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates.

The Company has agreed to customary covenants governing the conduct of its business, including the use of commercially reasonable efforts to operate its business in the ordinary course until the date following consummation of the Offer on which a majority of the Company’s board of directors consists of designees of Purchaser or the date that the Merger Agreement is terminated in accordance with its terms. The Company has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire the Company and to certain restrictions on its ability to respond to any such proposal, subject to fulfillment of certain fiduciary requirements of the Company’s board of directors. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Parent a termination fee of $17 million.

Pursuant to the Merger Agreement, the Company has agreed to take all reasonable steps necessary to provide that each outstanding option granted by the Company to purchase shares of Company common stock and each restricted stock unit with respect to Company common stock will vest, become exercisable and be cancelled as of consummation of the Offer. The holder of each such option will be entitled to receive an amount in cash equal to the product of the excess of the Offer Price over the exercise price per share of such option, if any, multiplied by the total number of shares subject to such option. The holder of each such restricted stock unit will be entitled to receive an amount in cash equal to the Offer Price.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Waiver of Applicability of Rights Agreement

The disclosure in Item 3.03 is incorporated in this Item 1.01 by reference.

Notice to Investors

The Offer for the outstanding shares of Company common stock and the associated preferred stock purchase rights referred to in this report has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Company common stock will be made pursuant to an offer to purchase and related materials that Purchaser intends to file with the U.S. Securities and Exchange Commission.

At the time the Offer is commenced, Purchaser will file a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission, and concurrently with such filing or thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other Offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully and considered before any decision is made with respect to the Offer. These materials will be sent free of charge to all stockholders of the Company. In addition, all materials filed or furnished by the Company, Purchaser or Parent with the U.S. Securities and Exchange Commission will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with or furnished to the U.S. Securities and Exchange Commission by the Company at www.inspirepharm.com.

Item 3.03. Material Modification to Rights of Security Holders.

On April 5, 2011, prior to the execution of the Merger Agreement, the board of directors of the Company approved a Second Amendment (the “Amendment”) to the Rights Agreement (the “Rights Agreement”), dated October 21, 2002, by and between the Company and Computershare Trust Company, N.A., as Rights Agent.

The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger, the Offer, the Top-Up Option, the Merger Agreement and the transactions contemplated thereby, including the Tender and Support Agreement, dated as of April 5, 2011, by and among Parent, Purchaser and Warburg Pincus Private Equity IX, L.P., a Delaware limited partnership (the “Tender Agreement”). The Amendment provides that none of the execution, delivery, performance, or public announcement of the Merger Agreement, the Tender Agreement and/or any ancillary agreements, nor the consummation of the Merger, the Offer, the Top-Up Option or any other transactions contemplated by the Merger Agreement or the Tender Agreement, will result in either Parent or Purchaser or any of their respective affiliates or associates being deemed an “Acquiring Person” or “Beneficial Owner” (as such terms are defined in the Rights Agreement) or give rise to any event that would result in the occurrence of a “Share Acquisition Date” or a “Distribution Date” (as those terms are defined in the Rights Agreement).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On April 5, 2011, Parent and the Company issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K report and is incorporated herein by reference.

Forward-Looking Statements

This report contains “forward-looking statements” that involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the Offer and Merger; uncertainties as to how many of the Company’s stockholders will tender their stock in the Offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by the Company, as well as the tender offer documents to be filed by Purchaser and the Solicitation/Recommendation Statement to be filed by the Company. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

2.1	Agreement and Plan of Merger, dated as of April 5, 2011, by and among Inspire Pharmaceuticals, Inc., Merck & Co. Inc. and Monarch Transaction Corp.(1)

4.1	Second Amendment to Rights Agreement, dated as of April 5, 2011, by and between Inspire Pharmaceuticals, Inc. and Computershare Trust Company, N.A.

99.1	Press Release issued by Inspire Pharmaceuticals, Inc. and Merck & Co. Inc. on April 5, 2011 (incorporated by reference to the Company’s Schedule 14d-9C, File No. 005-60379, filed with the U.S. Securities and Exchange Commission on April 5, 2011).

(1)	The Disclosure Letter to the Merger Agreement has been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of the Disclosure Letter to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INSPIRE PHARMACEUTICALS, INC.

Date: April 7, 2011	By:	/s/ Adrian Adams
		Name:	Adrian Adams
		Title:	President and Chief Executive Officer